UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022 (May 3, 2022)

AvePoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 1400 Jersey City, NJ (Address of principal executive offices)	07310 (Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2022, AvePoint, Inc., a Delaware corporation (the "Company") held its 2022 annual meeting of stockholders (the “Meeting”). The Company filed its proxy statement (the "Proxy") related to the Meeting on March 24, 2022, in which the time, location, and procedures of the Meeting were disclosed, as well as the matters to be voted on at the Meeting, the mechanisms by which voting and quorum would be calculated, and the number of votes necessary to approve such matters.

At the Meeting, stockholders (i) re-elected one director, Tianyi Jiang, to serve as a Class I director on the Company’s board of directors (the “Board”) until the 2025 annual meeting of stockholders or until his successors are duly elected and qualified, (ii) elected one new director, Janet Schijns, to serve as a Class I director on the Company’s Board until the 2025 annual meeting of stockholders or until her successors are duly elected and qualified, (iii) approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and (iv) ratified the selection by the Board's audit committee of the Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 - Election of Directors

Director Name	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
TIANYI JIANG	111,949,354	0	439,464	14,018,911
JANET SCHIJNS	112,011,196	0	377,622	14,018,911

Proposal No. 2 -  APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF exeCUTIVE COMPENSATION

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
111,605,213	600,700	182,905	14,018,911

Proposal No. 3 - RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
125,667,234	669,565	70,930	N/A

Important Information About the Stockholder Meeting and Where to Find It

In connection with the above proposals, the Company has filed the Proxy with the Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE RECENT STOCKHOLDER MEETING. Stockholders will also be able to obtain copies of the Proxy and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: AvePoint, Inc., 901 E Byrd Street, Suite 900, Richmond VA 23219, Attention: Investor Relations, IR@avepoint.com.

Participants in the Solicitation

The Company and its directors and named executive officers may be deemed participants in the solicitation of proxies from the Company's stockholders with respect to the matters disclosed above. A list of the names of those directors and named executive officers and a description of their interests in the Company is contained in Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to AvePoint, Inc., 901 E Byrd Street, Suite 900, Richmond VA 23219, Attention: Investor Relations, IR@avepoint.com. Additional information regarding the interests of such participants is contained in the Proxy, which is also available free of charge at the SEC’s website at www.sec.gov or by request at the Company's investor relations website, https://ir.avepoint.com/.

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 5.07 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date	Filed Herewith
20.1	Notice of Annual Meeting of Stockholders	DEF 14A	001-39048		March 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvePoint, Inc.

Dated: May 6, 2022
	By:	/s/ Brian Michael Brown
Brian Michael Brown
Chief Legal and Compliance Officer, Secretary

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